OPERATING REVENUES	12 Months Ended
Dec. 31, 2019
Revenue from Contract with Customer [Abstract]
Operating Revenues

9.	OPERATING REVENUES

Certain of our voyage charter contracts contain a lease. Voyage charters contain a lease component if the contract (i) specifies a specific vessel asset; and (ii) has terms that allow the charterer to exercise substantive decision-making rights, which have an economic value to the charterer and therefore allow the charterer to direct how and for what purpose the vessel is used. Voyage charter revenues and expenses are recognized ratably over the estimated length of each voyage, which the Company has assessed commence on loading of the cargo. The new lease standard provides a practical expedient for lessors in which the lessor may elect, by class of underlying asset, to not separate non-lease components from the associated lease component and, instead, to account for these components as a single component if both of the following are met: (1) the timing and pattern of transfer of the non-lease component(s) and associated lease component are the same and (2) the lease component, if accounted for separately, would be classified as an operating lease. When a lessor, we have elected this expedient for our time charter contracts and voyage charter contracts that qualify as leases and thus not separate the non-lease component, or service element, from the lease. Furthermore, the standard requires the Company to account for the combined component in accordance with ASC 606 revenues from contracts with customers if the non-lease components are the predominant components. Under this guidance the Company has assessed that the lease components were the predominant component for all of its time charter contracts. Furthermore, for certain of its voyage charter contracts the lease components were the predominant components.

The lease and non-lease components of our revenues were as follows:

(in thousands of $)	Lease	Non-lease	Total
Time charter revenues	35,433	—	35,433
Voyage charter revenues	292,720	594,775	887,495
Finance lease interest income	690	—	690
Other income	—	33,704	33,704
Total	328,843	628,479	957,322

Certain voyage expenses are capitalized between the previous discharge port, or contract date if later, and the next load port and amortized between load port and discharge port. $5.3 million of contract assets were capitalized in the year ended December 31, 2019 (2018: $9.1 million) as Other current assets, of which $0.8 million was amortized up to December 31, 2019 (2018: $3.7 million), leaving a remaining balance of $4.5 million (2018: $5.4 million) as of December 31, 2019. $5.4 million of contract assets were amortized in the year ended December 31, 2019 in relation to voyages in progress at the end of December 31, 2018. No impairment losses were recognized in the period.

As at December 31, 2019 and December 31, 2018, the Company reported the following contract assets in relation to its contracts with customers, including those contracts containing lease components where the non-lease component was the predominant component and the revenues where therefore accounted for under ASC 606:

(in thousands of $)	2019	2018
Voyages in progress	26,021	59,437
Trade accounts receivable	42,104	52,278
Related party receivables	9,137	3,084
Other current assets	4,491	5,359
Total	81,753	120,158

The adoption of ASC 842 had no impact on operating revenues for the year ended December 31, 2019 as the timing and pattern of revenue recognition under our revenue contracts that have lease and non-lease components is not materially different even when accounted for separately under ASC 842 and ASC 606, respectively.